Dreyfus Variable Investment Fund, Special Value Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.

                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund, Special Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Special Value Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Timothy M. Ghriskey.

The past six months have been rewarding for most equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader Standard & Poor's 500 Composite Stock Price Index and the technology-laden NASDAQ Index also recorded new highs.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the growth and value sectors of the large-cap stock market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Special Value Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999

DISCUSSION OF PERFORMANCE

Timothy M. Ghriskey, Portfolio Manager

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, Special Value Portfolio produced a total return of 8.68%.(1) This compares favorably to the Wilshire Large Company Value Index's 7.81% total return and the Wilshire MidCap Value Index's return of 4.41% for the same period.(2)

We attribute the portfolio' s performance primarily to our success with the selection and timing of individual investments. The portfolio benefited in particular from selected healthcare investments. The portfolio also gained from exposure to certain economic sectors that were positively exposed to the stock market' s mid-period shift in favor of value-oriented stocks and smaller companies.

What is the portfolio's investment approach?

Dreyfus Variable Investment Fund, Special Value Portfolio invests in a diversified portfolio of value-oriented companies. We define a value stock as one that appears underpriced in relation to the company's intrinsic value, as measured by a wide range of financial and business data. To put it another way, we seek to buy what we believe are growing companies at bargain prices.

We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks. First we attempt to identify those stocks that meet our definition of value, and then we focus on those value stocks we believe are best positioned to grow in the current market environment. Our team of experienced analysts examine the fundamentals of each top-ranked candidate. Armed with these analytical insights, the portfolio manager decides which stocks to purchase, and whether any current holdings should be sold.

                                                        The Portfolio

The result of our approach during the recent six-month period was a diversified portfolio of carefully selected stocks that delivered mixed performance. The portfolio enjoyed particularly strong results from several of its health care holdings, despite an increasingly restrictive regulatory environment that hurt many stocks in the sector. Holdings such as Allergan and Columbia/HCA Healthcare rose sharply in response to effective restructuring efforts. Several other holdings among HMOs also bucked the sector's poor overall performance by taking advantage of a strong pricing environment and implementing effective cost controls.

Similarly, many of the portfolio's financial industry holdings performed well, despite concerns about impact of rising interest rates that hurt the financial sector as a whole. Our performance among financials was led by American
International Group and Citigroup, two of the largest and best-regarded companies in the sector. We also scored notable successes with our holdings in several other sectors. Above-average performers included capital goods companies, such as Honeywell and Tyco International; communications services companies, such as MCI WorldCom and Bell Atlantic; and energy companies, such as BP Amoco, A.D.S. and Mobil.

Of course not every stock in the portfolio showed positive returns. Some lagged, even among our best-performing sectors. Among health care stocks, for example, our holdings of pharmaceutical companies, such as Zeneca Group, A.D.R. and American Home Products, faltered due to regulatory and reimbursement concerns. In the financial arena, several insurance company holdings underperformed, hurt by fears of Y2K-related lawsuits.

What other factors influenced the portfolio's performance?

In the consumer staples sector, company-specific problems hurt several of the portfolio' s holdings. For example, Dean Foods financed an acquisition through the distribution of shares of stock, thereby diluting shareholder value and forcing stock prices lower. Fresh Del Monte Produce suffered from a decline in banana prices. Poor results from these and other securities drove the portfolio's return from consumer staples investments into negative territory.

What is the portfolio's current strategy?

As of June 30, 1999, we have been encouraged by the market's broadening base of strength. Value-oriented stocks have performed relatively well since mid-April, whereas during the first few months of the year most of the market's gains had been concentrated among a handful of very large, high-growth companies.

Of course we cannot be certain that investors' interest in value will continue, but we continue to adhere to the portfolio's investment approach.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: WILSHIRE ASSOCIATES, INC. -- THE WILSHIRE LARGE COMPANY VALUE INDEX IS CONSTRUCTED BY USING A BLEND OF PRICE-TO-BOOK AND FORECAST PRICE-TO-EARNINGS RATIOS. THE LARGEST 750 STOCKS IN THE WILSHIRE 5000 ARE RANKED BASED ON A STYLE SCORE THAT IS 75% PRICE-TO-BOOK RATIO AND 25% FORECAST P/E. THE UNIVERSE IS DIVIDED SO THAT COMPANIES THAT REPRESENT HALF OF THE TOTAL CAPITALIZATION FALL INTO GROWTH AND THE REMAINDER ARE PLACED INTO VALUE. THE WILSHIRE MIDCAP VALUE INDEX IS COMPRISED OF 500 STOCKS THAT RANK IN SIZE FROM 501ST TO 1,000TH WITHIN THE WILSHIRE 5000 AND ARE RANKED BASED ON A STYLE SCORE THAT IS 75% PRICE-TO-BOOK RATIO AND 25% FORECAST P/E.

                                                        The Portfolio

STATEMENT OF INVESTMENTS



June 30, 1999 (Unaudited)


COMMON STOCKS--100.2%                                                        Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--4.3%

Black & Decker                                                               23,200                         1,464,500

General Motors                                                               18,900                         1,247,400

                                                                                                            2,711,900

CONSUMER SERVICES--4.7%

Cendant                                                                      63,800  (a)                    1,307,900

Time Warner                                                                   5,300                           389,550

Wendy's International                                                        44,200                         1,251,413

                                                                                                            2,948,863

ELECTRONIC TECHNOLOGY--6.4%

Hewlett-Packard                                                               4,100                           412,050

Intel                                                                        19,000                         1,130,500

International Business Machines                                              19,400                         2,507,450

                                                                                                            4,050,000

ENERGY MINERALS--9.4%

BP Amoco, A.D.S.                                                             11,400                         1,236,900

Mobil                                                                        17,700                         1,752,300

Royal Dutch Petroleum (New York Shares)                                      29,600                         1,783,400

Texaco                                                                       19,000                         1,187,500

                                                                                                            5,960,100

FINANCE--19.9%

Bank of America                                                              25,900                         1,898,794

Bank One                                                                     23,000                         1,369,938

Chase Manhattan                                                              19,200                         1,663,200

Citigroup                                                                    40,500                         1,923,750

First Tennessee National                                                     29,600                         1,134,050

Fleet Financial Group                                                        31,000                         1,375,625

KeyCorp                                                                      18,400                           591,100

Morgan Stanley Dean Witter & Co.                                              7,400                           758,500

Wells Fargo                                                                  43,600                         1,863,900

                                                                                                           12,578,857

HEALTH SERVICES--5.5%

Columbia/HCA Healthcare                                                      47,200                         1,076,750

Foundation Health Systems, Cl. A                                             58,600  (a)                      879,000

Wellpoint Health Networks                                                    17,900  (a)                    1,519,263

                                                                                                            3,475,013



COMMON STOCKS (CONTINUED)                                                    Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY--3.5%

Allergan                                                                     12,800                         1,420,800

Lilly (Eli) & Co.                                                             6,000                           429,750

Pharmacia & Upjohn                                                            6,100                           346,556

                                                                                                            2,197,106

INSURANCE--7.8%

ACE                                                                          38,800                         1,096,100

American General                                                             17,300                         1,303,987

American International Group                                                 11,600                         1,357,925

CIGNA                                                                         5,600                           498,400

Everest Reinsurance Holdings                                                 19,700                           642,713

                                                                                                            4,899,125

NON-ENERGY MINERALS--1.6%

Alcoa                                                                        16,600                         1,027,125

PROCESS INDUSTRIES--6.4%

Dow Chemical                                                                 10,000                         1,268,750

duPont (E.I.) deNemours & Co.                                                10,000                           683,125

International Paper                                                          22,300                         1,126,150

Lyondell Chemical                                                            35,500                           732,187

Rohm & Haas                                                                   5,700                           244,388

                                                                                                            4,054,600

PRODUCER MANUFACTURING--7.4%

Coltec Industries                                                            29,400  (a)                      637,612

Delphi Automotive Systems                                                    13,209                           245,192

General Electric                                                             10,800                         1,220,400

Honeywell                                                                    10,600                         1,228,275

Tyco International                                                           14,100                         1,335,975

                                                                                                            4,667,454

RETAIL TRADE--3.5%

Albertson's                                                                  18,648                           961,537

Federated Department Stores                                                  23,500  (a)                    1,244,031

                                                                                                            2,205,568

TECHNOLOGY SERVICES--2.6%

Computer Associates International                                            29,600                         1,628,000

                                                                                  The Portfolio



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                    Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--2.6%

CNF Transportation                                                           25,400                           974,725

Union Pacific                                                                11,300                           658,931

                                                                                                            1,633,656

UTILITIES--14.6%

AT&T                                                                         38,000                         2,120,875

Ameritech                                                                    18,000                         1,323,000

Bell Atlantic                                                                18,000                         1,176,750

Coastal                                                                      28,700                         1,148,000

Enron                                                                         3,700                           302,475

GTE                                                                          18,700                         1,416,525

MCI WorldCom                                                                 14,000  (a)                    1,207,500

Texas Utilities                                                              13,700                           565,125

                                                                                                            9,260,250
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $52,961,976)                                         100.2%                        63,297,617

LIABILITIES, LESS CASH AND RECEIVABLES                                         (.2%)                         (103,098)

NET ASSETS                                                                   100.0%                        63,194,519

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  52,961,976  63,297,617

Receivable for investment securities sold                             2,571,726

Dividends receivable                                                     81,884

Prepaid expenses                                                         11,521

                                                                     65,962,748
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            38,531

Cash overdraft due to Custodian                                         464,645

Payable for investment securities purchased                           2,239,947

Accrued expenses                                                         25,106

                                                                      2,768,229
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       63,194,519
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      50,086,854

Accumulated undistributed investment income--net                        196,027

Accumulated net realized gain (loss) on investments                   2,575,997

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             10,335,641
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       63,194,519
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 3,967,911

NET ASSET VALUE, offering and redemption price per share ($)              15.93

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,450 foreign taxes withheld at source)        443,475

Interest                                                                15,556

TOTAL INCOME                                                           459,031

EXPENSES:

Investment advisory fee-Note 3(a)                                      231,662

Professional fees                                                       16,079

Prospectus and shareholders' reports                                     8,773

Custodian fees                                                           4,990

Trustees' fees and expenses-Note 3(b)                                      441

Shareholder servicing costs                                                404

Miscellaneous                                                              655

TOTAL EXPENSES                                                         263,004

INVESTMENT INCOME-NET                                                  196,027
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4: ($)

Net realized gain (loss) on investments                              2,751,731

Net unrealized appreciation (depreciation) on investments            2,213,652

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,965,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,161,410

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 1999         Year Ended
                                              (Unaudited)     December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            196,027              405,287

Net realized gain (loss) on investments         2,751,731            3,319,993

Net unrealized appreciation (depreciation)
   on investments                               2,213,652            4,623,217

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,161,410            8,348,497
-------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                  -             (412,632)

Net realized gain on investments               (1,119,841)                --

TOTAL DIVIDENDS                                (1,119,841)            (412,632)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   3,287,959           14,388,912

Dividends reinvested                            1,119,841              412,632

Cost of shares redeemed                        (8,519,287)         (12,454,202)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (4,111,487)           2,347,342

TOTAL INCREASE (DECREASE) IN NET ASSETS           (69,918)          10,283,207
-------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of Period                            63,264,437           52,981,230

END OF PERIOD                                  63,194,519           63,264,437

Undistributed investment income--net              196,027                   --
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       218,480            1,044,993

Shares issued for dividends reinvested             76,180               27,861

Shares redeemed                                  (563,602)            (914,852)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (268,942)             158,002

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                             Six Months Ended
                                              June 30, 1999                          Year Ended December 31,
                                                                              --------------------------------------------

                                          (Unaudited)         1998         1997          1996           1995         1994
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):


Net asset value,

   beginning of period                         14.93         12.99         10.60          11.70         12.37         12.92

Investment Operations:

Investment income--net                           .05(a)        .10           .06            .63           .51           .35

Net realized and unrealized
   gain (loss) on investments                   1.22          1.94          2.40          (1.05)         (.54)         (.56)

Total from Investment Operations                1.27          2.04          2.46           (.42)         (.03)         (.21)

Distributions:

Dividends from investment

   income--net                                    --          (.10)         (.01)          (.56)         (.64)         (.32)

Dividends in excess of
   investment income-net                          --            --          (.00)(b        (.06)           --          (.02)

Dividends from net realized gain
   on investments                               (.27)           --          (.06)            --            --            --

Paid-in capital                                   --            --            --           (.06)           --            --

Total Distributions                             (.27)         (.10)         (.07)          (.68)         (.64)         (.34)

Net asset value, end of period                 15.93         14.93         12.99          10.60         11.70         12.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                8.86(c)      15.69         23.14          (3.62)         (.26)        (1.56)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to

   average net assets                            .42(c)        .83           .99            .93           .94           .25

Ratio of dividends on securities sold

   short to average net assets                    --            --           .02            --             --            --

Ratio of net investment income

   to average net assets                         .31(c)        .67           .38            4.12         3.56          3.54

Decrease reflected in above expense
   ratios due to undertakings
   by Dreyfus and
   Comstock Partners, Inc.                        --           --            --              --            --           .88

Portfolio Turnover Rate                       105.16(c)     252.24        188.57          124.19        53.88         25.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                  63,195        63,264        52,981          21,101       25,272        30,510

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Special Value Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of     The    Portfolio
the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution
requirements    of    the    Internal    Revenue

Code of 1986, as amended (the "Code"). To the extent that the net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the portfolio may borrow up to $5 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal funds rate in effect from time to time. During the period ended June 30, 1999, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .75 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                        The Portfolio

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $64,344,129 and $66,586,900, respectively.

At  June  30,  1999,  accumulated net unrealized appreciation on investments was
$10,335,641,   consisting  of  $11,289,331  gross  unrealized  appreciation  and
$953,690 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


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                                                           For More Information

                        Dreyfus Variable

                        Investment Fund, Special Value Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        90 Washington Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  118SA996

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